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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated February 15, 1999 included in this Form 10-K into Ocean Energy, Inc.'s previously filed Registration Statements on Form S-8 (Nos. 333-45117, 333-45119, 333-43933, 33-89516, 333-49185, 333-49187, 333-49157,
33-94704 and 33-97154).


                                        ARTHUR ANDERSEN LLP

Houston, Texas
February 15, 1999